Subsequent Event	9 Months Ended
Mar. 31, 2024
Subsequent Event
Subsequent Event
12.	Subsequent Event

Subsequent to March 31, 2024, the Company issued 1,292,500 common shares for proceeds of $2,046 net of transaction costs of $103 under the Company’s ATM offering.

On May 7, 2024, Equinor ASA, an arms-length party, acquired an interest in two Standard Lithium subsidiaries, one of which holds Standard Lithium’s South West Arkansas Project and the other the East Texas properties. Pursuant to the terms of the transaction, Equinor acquired a 45% interest in each of the subsidiaries for an initial cash payment of US$30 million to Standard Lithium and the commitment to invest up to an additional US$130 million as follows:

•	Equinor to solely fund the first US$40 million of development costs at the South West Arkansas Project upon, after which all additional capital expenditures would be funded on a pro-rata basis;
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Equinor to solely fund the first US$20 million in exploration and development costs at the East Texas properties, after which all additional capital expenditures would be funded on a pro rata basis; and

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Standard Lithium will receive up to US$70 million in milestone payments associated with the South West Arkansas Project and East Texas subject to final investment decisions being made by certain dates.